Veritiv Corporation First Quarter 2017 Financial Results May 3, 2017 Exhibit 99.2

Tom Morabito Director of Investor Relations 2

Safe Harbor Provision Certain statements contained in this presentation regarding Veritiv Corporation’s (the “Company”) future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward - looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995 . Where possible, the words “believe,” “expect,” “anticipate,” “continue,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to the Company or its business, have been used to identify such forward - looking statements . All forward - looking statements reflect only the Company’s current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company . Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company’s actual operating results, performance, business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements . Factors that could cause actual results to differ materially from current expectations include risks and other factors described under "Risk Factors" in our Annual Report on Form 10 - K and elsewhere in the Company’s publicly available reports filed with the Securities and Exchange Commission (“SEC”), which contain a discussion of various factors that may affect the Company’s business or financial results . Such risks and other factors, which in some instances are beyond the Company’s control, include : the industry - wide decline in demand for paper and related products ; increased competition from existing and non - traditional sources ; adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets ; foreign currency fluctuations ; our ability to collect trade receivables from customers to whom we extend credit ; our ability to attract, train and retain highly qualified employees ; the effects of work stoppages, union negotiations and labor disputes ; the loss of any of our significant customers ; changes in business conditions in our international operations ; procurement and other risks in obtaining packaging, paper and facility products from our suppliers for resale to our customers ; changes in prices for raw materials ; fuel cost increases ; inclement weather, anti - terrorism measures and other disruptions to the transportation network ; our dependence on a variety of IT and telecommunications systems and the Internet ; our reliance on third - party vendors for various services ; cyber - security risks ; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws ; regulatory changes and judicial rulings impacting our business ; adverse results from litigation, governmental investigations or audits, or tax - related proceedings or audits ; our inability to renew existing leases on acceptable terms, negotiate rent decreases or concessions and identify affordable real estate ; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties ; our pension and health care costs and participation in multi - employer pension, health and welfare plans ; increasing interest rates ; our ability to generate sufficient cash to service our debt ; our ability to comply with the covenants contained in our debt agreements ; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time ; changes in accounting standards and methodologies ; our ability to realize the anticipated synergies, cost savings and growth opportunities from the merger transaction, our ability to integrate the xpedx business with the Unisource business ; the possibility of incurring expenditures in excess of those currently budgeted in connection with the integration ; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results . The Company is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers . This presentation is being furnished to the SEC through a Form 8 - K . The Company’s Quarterly Report on Form 10 - Q for the three months ended March 31 , 2017 to be filed with the SEC may contain updates to the information included in this presentation . We reference non - GAAP financial measures in this presentation . Please see the appendix for reconciliations of non - GAAP measures to the most comparable GAAP measures . 3

Mary Laschinger Chairman & CEO 4

Financial Results (Unaudited) 1. Year - over year comparison not meaningful because 2016 had net income of $3.3 million. 2. Please see the appendix for reconciliations of non - GAAP measures to the most comparable GAAP measures. $29.8M Adjusted EBITDA 1 (14.6)% 1Q17 Actual YOY% Change $2.0B Net Sales (1.2)% 5 Adjusted EBITDA 2 Net Loss $(2.2)M (166.7)% Net Sales NM 1

First Quarter 2017 Veritiv Net Sales 6 1Q16 Net Sales 1Q17 Net Sales $1,995 $2,020 FX Effect 0.1% (Unaudited, Dollars In Millions) Reported Net Sales = (1.2)% Core Net Sales (1.3%)

1Q17 Highlights and 2017 Outlook 7 • 1Q17 Highlights: ▪ Packaging: positive 1Q results ▪ Facility Solutions: solid 1Q sales ▪ Print and Publishing: difficult 1Q; secular challenges remain ▪ Integration and synergy capture on track, but pace slowing (as expected) • 2017 Outlook: ▪ 2017 Adjusted EBITDA is expected to be $190 - $200 million 1 (unchanged) 1. Expected 2017 GAAP net income (loss) and a reconciliation to expected 2017 Adjusted EBITDA guidance cannot be provided withou t unreasonable efforts due to the uncertainty and variability on a forward - looking basis of certain items that impact net income (loss) such as restructuring char ges, integration expenses, taxes, and other items, any of which may be significant.

Our Strategy Shift Portfolio Mix to Higher Growth, Higher Margin Segments 8 PROTECT : Leading market positions, maximize EBITDA & cash OPTIMIZE : Post - integration • PACKAGING x Organic – People, products, processes x Inorganic – Product categories, capabilities, geographies • SERVICES x Create Segment x Expand existing services – Logistics, Design, Fulfillment/kitting, Equipment Service x Explore adjacent services INVEST : Higher growth, higher margin segments • PRINT & PUBLISHING – Continued optimization • FACILITY SOLUTIONS – Organic market growth with people and products • SUPPLY CHAIN • SUPPORT SERVICES • WORKING CAPITAL IMPROVE • Revenue and margin growth • EBITDA • Cash flow • ROIC OPTIMIZE

Stephen Smith CFO 9

(Unaudited, Dollars In Millions, Except Per Share Amounts) 1Q17 YOY % Change Three Months Ended March 31 Net sales $1,994.6 (1.2)% Net sales per shipping day _ (1.2)% Cost of products sold $1,629.3 (1.5)% Net sales less cost of products sold $365.3 0.0 % Net loss $(2.2) Basic and diluted Loss Per Share $(0.14) (167)% Adjusted EBITDA $29.8 (14.6)% Adjusted EBITDA as a % of net sales 1.5% - 20 BPS 1 . P lease see the appendix for reconciliations of non - GAAP measures to the most comparable GAAP measures. 2 . Year - over year comparison not meaningful because 2016 had net income and earnings per share of $3.3 million and $0.21, respectiv ely Veritiv Financial Results 1 First Quarter 2017 10 NM 2 NM 2

Veritiv Segment Financial Results First Quarter 2017 11 Facility Solutions Publishing Print 1Q17 Three Months Ended March 31 YOY % Change Net Sales $234 (10.8)% Net sales per shipping day _ (10.8)% Adjusted EBITDA $6.1 52.5 % Adj. EBITDA as a % of net sales 2.6% 110 BPS 1Q17 Three Months Ended March 31 YOY % Change Net Sales $722 7.5 % Net sales per shipping day _ 7.5 % Adjusted EBITDA $50.5 8.1 % Adj. EBITDA as a % of net sales 7.0% 0 BPS 1Q17 Three Months Ended March 31 YOY % Change Net Sales $307 1.9 % Net sales per shipping day _ 1.9 % Adjusted EBITDA $5.0 (32.4)% Adj. EBITDA as a % of net sales 1.6% (90 BPS) 1Q17 Three Months Ended March 31 YOY % Change Net Sales $699 (8.0)% Net sales per shipping day _ (8.0)% Adjusted EBITDA $14.1 (11.9)% Adj. EBITDA as a % of net sales 2.0% (10 BPS) (Unaudited, Dollars In Millions) Packaging

Cumulative Synergy Capture Since Merger • Veritiv has consistently exceeded synergy guidance • Original commitment was $150M to $225M of synergies • Veritiv ended 2016 with $161M of cumulative synergies since the merger which is 107% of the $150M 'low - end' commitment or 72% of the $225M 'high - end' commitment 12 Original (May 2014) Commitments 0% 25% - 35% 50% - 60% 80% - 90%

Asset Based Loan Facility & Capital Allocation Capital Structure Capital Allocation ▪ Capital Allocation Priorities: ▪ Invest in the company ◦ 1Q17: CapEx totaled ~ $11M, with ~ $5M related to integration ▪ Expect 2017 incremental CapEx for integration projects of $10M - $20M ▪ Ordinary course 2017 CapEx expected to be $20 - $30M ▪ Pay down debt ▪ Return value to shareholders ▪ Invest in growth (organic and inorganic) ▪ At the end of March 2017: ▪ The borrowing base availability for the ABL facility was ~ $1.2 billion ▪ $797 million drawn against the ABL facility ▪ $365 million of available borrowing capacity ▪ Net debt to Adj. EBITDA: 4.0x for the trailing 12 months 13

Questions 14

Mary Laschinger Chairman & CEO 15

Appendix: Reconciliation of Non - GAAP Financial Measures We supplement our financial information prepared in accordance with GAAP with certain non - GAAP measures including Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, stock - based compensation expense, changes in the LIFO reserve, non - restructuring asset impairment charges, non - restructuring severance charges, non - restructuring pension charges, integration expenses, fair value adjustments on the contingent liability associated with the Tax Receivable Agreement ("TRA") and certain other adjustments) because we believe investors commonly use Adjusted EBITDA and these other non - GAAP measures as key financial metrics for valuing companies . In addition, the credit agreement governing our asset - based lending facility permits us to exclude the foregoing and other charges in calculating “Consolidated EBITDA”, as defined in the facility . We approximate foreign currency effects by applying the foreign currency exchange rate for the prior period to the local currency results for the current period . Adjusted EBITDA and these other non - GAAP measures are not alternative measures of financial performance under GAAP . Non - GAAP measures do not have definitions under GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies . As a result, we consider and evaluate non - GAAP measures in connection with a review of the most directly comparable measure calculated in accordance with GAAP . We caution investors not to place undue reliance on such non - GAAP measures and to consider them with the most directly comparable GAAP measures . Adjusted EBITDA and these other non - GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP . Please see the following tables for reconciliations of non - GAAP measures to the most comparable GAAP measures . 16

Table I VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES NET INCOME (LOSS) TO ADJUSTED EBITDA; ADJUSTED EBITDA MARGIN (in millions, unaudited) Three Months Ended March 31, 2017 2016 Net income (loss) $ (2.2) $ 3.3 Interest expense, net 6.4 6.5 Income tax expense (benefit) (1.4) 4.2 Depreciation and amortization 13.1 13.5 EBITDA 15.9 27.5 Restructuring charges 4.1 1.7 Stock - based compensation 3.7 2.0 LIFO reserve decrease (2.5) (5.3) Non - restructuring asset impairment charges 0.7 0.4 Non - restructuring severance charges 0.5 0.8 Integration expenses 6.4 6.2 Fair value adjustment on TRA contingent liability 0.9 1.8 Other 0.1 (0.2) Adjusted EBITDA $ 29.8 $ 34.9 Net sales $ 1,994.6 $ 2,019.8 Adjusted EBITDA as a % of net sales 1.5% 1.7 % Appendix: Reconciliation of Non - GAAP Financial Measures 17

18 Appendix: Reconciliation of Non - GAAP Financial Measures Table II VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES FREE CASH FLOW (in millions, unaudited) Three Months Ended March 31, 2017 Net cash flows used for operating activities $ (40.8) Less: Capital expenditures (11.4) Free cash flow (52.2) Add back: Cash payments for restructuring expenses 4.0 Cash payments for integration expenses 12.7 Cash payments for integration - related capex 4.8 Free cash flow excluding cash impact of restructuring and integration - related items $ (30.7)

19 Appendix: Reconciliation of Non - GAAP Financial Measures Table III VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES NET DEBT TO ADJUSTED EBITDA (in millions, unaudited) March 31, 2017 Amount drawn on ABL Facility $ 796.8 Less: Cash (52.4) Net debt 744.4 Last Twelve Months Adjusted EBITDA $ 187.1 Net debt to Adjusted EBITDA 4.0x Last Twelve Months March 31, 2017 Net income $ 15.5 Interest expense, net 27.4 Income tax expense 14.2 Depreciation and amortization 54.3 EBITDA 111.4 Restructuring charges 14.8 Stock - based compensation 10.0 LIFO reserve increase 6.4 Non - restructuring asset impairment charges 8.4 Non - restructuring severance charges 2.8 Non - restructuring pension charges 2.4 Integration expenses 26.1 Fair value adjustments on TRA contingent liability 4.0 Other 0.8 Adjusted EBITDA $ 187.1

Veritiv Corporation First Quarter 2017 Financial Results May 3, 2017